UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                      August 18, 2003

                     SOVEREIGN BANCORP, INC.
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      (Exact name of registrant as specified in its charter)

 Pennsylvania              1-16581              23-2453088
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(State or other          (Commission          (IRS Employer
jurisdiction of          File Number)           Ident. No.)
incorporation)

1500 Market Street, Philadelphia, Pennsylvania          19102
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(Address of principal executive offices)              (Zip Code)

(215)557-4630
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Registrant's telephone number, including area code

N/A
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(Former name or former address, if changed since last report.

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Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          99.1  Press Release, dated August 20, 2003, of
                Sovereign Bancorp, Inc.

Item 9.  Regulation FD Disclosure

     The Company's press release, dated August 20, 2003, regarding the issuance of $300 million of Sovereign Bank subordinated notes is attached hereto as Exhibit 99.1 and incorporated by reference.

                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SOVEREIGN BANCORP, INC.

Dated:  August 20, 2003
                               /s/ James D. Hogan
                               --------------------------------
                               James D. Hogan
                               Chief Financial Officer

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                          EXHIBIT INDEX

Exhibit
Number
-------

99.1   Press Release, dated August 20, 2003, of Sovereign
       Bancorp, Inc.

                               3